UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 17, 2003

GARDNER DENVER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13215	76-0419383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1800 Gardner Expressway, Quincy, Illinois 62301
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (217) 222-5400

Item 7.    Financial Statements and Exhibits

        Items (a) and (b) are inapplicable.

        (c)    Exhibits

Exhibit No.	Exhibit
99.1	Notice to directors and executive officers, dated September 17, 2003

Item 11.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

        On September 10, 2003, Gardner Denver, Inc. (the “Company”) received notification under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 regarding a blackout period under the Gardner Denver, Inc. Retirement Savings Plan, the Gardner Denver, Inc. Savings Plan, the Gardner Denver, Inc. Supplemental Excess Defined Contribution Plan and the Gardner Denver, Inc. Individual Account Retirement Plan for Bargaining Unit Employees at the Quincy, Illinois Plant (collectively, the “Plans”). The blackout period is necessary in order to effect a change in the Plans’ trustees and recordkeepers to Wachovia Retirement Services. On September 17, 2003, as required by Section 306(a) of the Sarbanes-Oxley Act of 2002, the Company provided notice of the blackout period to its directors and those executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended. A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDNER DENVER, INC.

Date: September 17, 2003	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Exhibit
99.1	Notice to directors and executive officers, dated September 17, 2003